UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2014

————————————

KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

————————————

North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

     On October 2, 2014, Krispy Kreme Doughnuts, Inc. (the “Company”) announced that Douglas R. Muir, the Company’s Executive Vice President and Chief Financial Officer, has notified the Company of his intent to retire from the Company during calendar year 2015. No effective date for Mr. Muir’s retirement has been determined. The Company has begun a search for Mr. Muir’s successor, and Mr. Muir is expected to continue in his current role until his successor is in place.

     A copy of the press release announcing the retirement of Mr. Muir is attached hereto as Exhibit 99.1, and the information contained therein is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release (“Krispy Kreme Chief Financial Officer to Retire in Calendar Year 2015”) dated October 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

By	/s/ Darryl R. Marsch
	Name:	Darryl R. Marsch
	Title:	Senior Vice President, General
Counsel & Secretary

Date: October 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release (“Krispy Kreme Chief Financial Officer to Retire in Calendar Year 2015”) dated October 2, 2014